- -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) June 23, 1995
                                                           -------------


                         UnionFed Financial Corporation
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    1-9594                95-4074126

- ---------------------------      ----------------      --------------------
State or Other Jurisdiction         Commission             IRS Employer
     of Incorporation               File Number         Identification No.


          330 EAST LAMBERT ROAD, BREA, CALIFORNIA          92621
         -----------------------------------------       ----------
          (Address of Principal Executive Offices)       (Zip Code)


    Registrant's telephone number, including area code     (714) 255-8100
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Total of sequentially numbered pages:        .
                                      -------

The Exhibit Index for this Form 8-K is located at sequentially numbered page
       .
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

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

GLENDALE FEDERAL TRANSACTION

            On June 23, 1995, Union Federal Bank ("Bank"), a federal savings bank and wholly-owned subsidiary of UnionFed Financial Corporation, a Delaware corporation ("Registrant") completed its previously announced sale of 13 retail banking offices and approximately $820 million of related deposit liabilities to Glendale Federal Bank, Federal Savings Bank ("Glendale Federal") pursuant to an Asset Purchase and Liability Assumption Agreement dated May 20, 1995, as amended by Amendment No. 1 dated June 23, 1995, (collectively the "Purchase Agreement"). At the closing of the transaction, the Bank transferred cash and other assets, principally single family and non-classified commercial multi-family real estate loans valued at the Bank's book value, to Glendale Federal in an amount necessary to offset the deposit and other liabilities assumed by Glendale Federal.

            In connection with the transaction, the Bank received $6.9 million and a right to receive a contingent payment based upon the actual performance of certain multi-family, commercial and industrial real estate loans ("Contingent Portfolio") transferred to Glendale Federal to the extent that such loans are repaid or otherwise finally resolved by June 30, 1998
("Resolved Loans"). The amount of such contingent payment, if any, will equal 50% of the amount by which the aggregate net proceeds collected by Glendale Federal on Resolved Loans exceed the agreed-upon aggregate base amount assigned to such loans as of the closing date after taking into account interim costs or recoveries as provided in the Purchase Agreement. At March 31, 1995, loans in the Contingent Portfolio had an aggregate unpaid principal balance of $187 million and a net book value of $185 million. The Contingent Portfolio has an agreed upon aggregate base amount of $174 million as of March 31, 1995. Under the Purchase Agreement, Glendale Federal is entitled to treat the Contingent Portfolio as its sole property and is free to determine whether to hold, sell, foreclose upon or otherwise deal with loans in the Contingent Portfolio without regard to the impact, if any, of such action on the contingent payment. The Bank will not be entitled to any contingent payment based upon Contingent Portfolio loans paid or otherwise finally resolved after June 30, 1998. There are no assurances as to whether the Bank will receive any contingent payment, or if it does, the amount of such contingent payment.

CLASSIFIED ASSET SALES

            In connection with the Glendale Federal transaction, the Bank also completed the sale of approximately $111 million in net book value of its classified commercial, industrial and multi-family loan and real estate portfolio, principally to "bulk sale" institutional buyers, for cash proceeds of $92 million, including $3.6 million escrowed for potential representation and warranty breaches.

RESULTING BANK

            The Bank retained approximately $37 million in assets following the closing of the Glendale Federal and classified asset sales transactions and will continue its business through its downtown Los Angeles retail banking office, which presently has approximately $34 million in deposits. The Bank had an unaudited net worth of approximately $2.0 million as of June 30, 1995. As of that date it was "under capitalized" for federal regulatory purposes, with core capital in excess of 5% and risk-based capital of approximately 7.9%. Its principal assets include approximately $27 million in book value of classified loan and real estate assets, including two commercial real estate owned (REO) properties in Key West, Florida and Los Angeles, California, and cash, including escrowed funds.

            The potential sources for generating a future return for the Registrant's stockholders primarily consists of the gain, if any, realized upon the disposition of the classified assets retained by the Bank, the contingent consideration, if any, to be received from Glendale Federal in three years and any consideration received from any sale of the Bank's remaining business operations. There will be no distribution to the Registrant's stockholders following the Glendale Federal closing as the remaining cash will be required for the Bank's ongoing operations. There can be no assurance that the Registrant will be able to generate sufficient resources to provide any future return to stockholders. In addition, the Bank's operations and future prospects as a federally-chartered thrift will continue to be subject to regulatory attitudes and actions, including those of the OTS and Federal
Deposit Insurance Corporation, within applicable legal constraints.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Financial Statements of Businesses Acquired.

                  Not Applicable

            (b)   Pro Forma Financial Information.

            The following unaudited pro forma condensed consolidated statements of financial condition as of March 31, 1995 and the unaudited pro forma condensed consolidated statements of operations of UnionFed Financial Corporation and its subsidiaries for the year ended June 30, 1994 and the nine months ended March 31, 1995 have been prepared to illustrate the effect of the Glendale Federal transaction and the classified asset sales as though these transactions had occurred on July 1, 1993, in the pro forma statements of operations. The pro forma adjustments on which they are based are described in the accompanying Notes to UnionFed Financial Corporation Unaudited Pro Forma Condensed Consolidated Financial Statements.

             The UnionFed Financial Corporation unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or consolidated results of operations of UnionFed Financial Corporation that would have been reported had the Glendale Federal transaction and the classified asset sales occurred on the dates indicated, nor do they represent a forecast of the consolidated financial position of UnionFed Financial Corporation at any future date or the consolidated results of operations of UnionFed Financial Corporation for any future period.

                UNIONFED FINANCIAL CORPORATION AND SUBSIDIARIES
                         UNAUDITED PRO-FORMA CONDENSED
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
            (Dollars in thousands except share and per share amounts)

                                                March 31,                                         March 31,
                                                 1995                                               1995
                                                 Actual            Debits          Credits        Pro-forma
                                                ---------         --------        ----------      ----------
Assets

Cash and cash equivalents                        $ 46,759 B,C,D   $306,309 A      $  347,800        $  5,268
Investment securities, net                         55,571            --    A,C        53,072           2,499
Mortgage backed securities, net                   179,129            --    A,C       179,129          --
Loans receivable, net of allowance for losses
  of $500 at 3/31/95                              527,757            --    A,C,D     525,513           2,244
Interest receivable                                 5,824            --    A,C,D       5,733              91
Real estate, net                                   31,259 D            906 A,B         7,214          24,951
Investment in Federal Home Loan Bank stock,
  at cost                                           5,619 D             61 A           5,580             100
Premises and equipment, net                        16,726            --    A,D        16,383             343
Other assets                                        7,740 D             13 A           5,998           1,755
                                                ---------         --------        ----------       ---------
                                                 $876,384         $307,289        $1,146,422       $  37,251
                                                ---------         --------        ----------       ---------
                                                ---------         --------        ----------       ---------

Liabilities and Stockholders' Equity

Liabilities
Savings deposits                                  852,126 A,D      817,956            --              34,170
Other borrowings                                    1,643 A,D        1,643            --               --
Accounts payable and accrued liabilities            2,504 A          7,643 D           5,733             594
Deferred income taxes                                 591 D            200            --                 391
                                                ---------         --------        ----------       ---------
     Total liabilities                            856,864          827,442             5,733          35,155

Stockholders' equity
  Preferred stock-par value $.01 per share;
   authorized 1,000,000 shares, issued and
   outstanding, none                                 --              --               --               --
  Common stock-par value $.01 per share;
   authorized 60,000,000 shares, issued
   and outstanding, 27,201,993 shares                 272            --               --                 272
  Additional paid-in capital                      107,943            --               --             107,943
  Accumulated deficit                             (88,695) B,D      22,336 A,C         4,912        (106,119)
                                                ---------         --------        ----------       ---------
     Total stockholders' equity                    19,520           22,336             4,912           2,096
                                                ---------         --------        ----------       ---------
                                                 $876,384         $849,778        $   10,645       $  37,251
                                                ---------         --------        ----------       ---------
                                                ---------         --------        ----------       ---------

                UNIONFED FINANCIAL CORPORATION AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO-FORMA CONDENSED
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                            (Dollars in thousands)

                                                                      DEBITS        CREDITS
                                                                     ---------      ---------
A.  Savings deposits                                                  $812,805
    Other borrowings                                                     1,531
    Accounts payable and accrued liabilities                             7,643
        Loans receivable, net                                                        $398,411
        Real estate, net                                                                3,217
        Investment securities, net                                                     13,974
        Mortgage backed securities, net                                                23,800
        Premises and equipment, net                                                    15,963
        Cash and cash equivalents                                                     347,800
        Investment in Federal Home Loan Bank stock                                      5,580
        Other assets                                                                    5,998
        Accrued interest receivable                                                     2,711
        Accumulated deficit (Gain on sale of branches)                                  4,525
                                                                     ---------      ---------
                                                                      $821,979       $821,979
                                                                     ---------      ---------
                                                                     ---------      ---------

    To record the Pro-Forma "Asset Purchase and Liability Assumption Agreement," between
      Glendale Federal Bank and Union Federal Bank.

B.  Cash and cash equivalents                                           92,878
    Accumulated deficit (Loss on Bulk Sale of Loans and Real Estate     18,254
        Loans receivable, net                                                         107,135
        Real estate, net                                                                3,997
                                                                     ---------      ---------
                                                                      $111,132       $111,132
                                                                     ---------      ---------
                                                                     ---------      ---------

    To record the Pro-Forma Bulk Sale of Loans and Real Estate.

C.  Cash and cash equivalents                                          195,814
        Accumulated deficit (Gain on sale of Securities Portfolios)                        387
        Investment securities, net                                                     39,098
        Mortgage backed securities, net                                               155,329
        Accrued interest receivable                                                     1,000
                                                                     ---------      ---------
                                                                      $195,814       $195,814
                                                                     ---------      ---------
                                                                     ---------      ---------

    To record the Pro-forma sale of the Investment Securities and Mortgage Backed
      Securities Portfolios.

D.  Cash and cash equivalents                                           17,617
    Real estate, net                                                       906
    Savings deposits                                                     5,151
    Other borrowings                                                       112
    Investment in Federal Home Loan Bank stock                              61
    Other assets                                                            13
    Accumulated deficit                                                  4,082
    Deferred income taxes                                                  200
        Loans receivable, net                                                          19,967
        Accounts payable and accrued liabilities                                        5,733
        Accrued interest receivable                                                     2,022
        Premises and equipment, net                                                       420
                                                                     ---------      ---------
                                                                      $ 28,142       $ 28,142
                                                                     ---------      ---------
                                                                     ---------      ---------

    To record the Pro-Forma activity for discontinued operations.

                UNIONFED FINANCIAL CORPORATION AND SUBSIDIARIES
                         UNAUDITED PRO-FORMA CONDENSED
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                            (Dollars in thousands)


                    Nine Months                             Nine Months      Twelve Months                          Twelve Months
                       Ended                                   Ended             Ended                                  Ended
                   March 31, 1995                          March 31, 1995    June 30, 1994                          June 30, 1994
                      (actual)       Debits     Credits     (Pro-forma)         (actual)       Debits     Credits     (Pro-forma)
                   --------------   --------   ---------   --------------    -------------    --------   ---------  --------------
Interest on loans      $ 31,766      $31,559       --           $    207         $ 53,104      $52,202       --          $   902
Interest on
 mortgage-backed
 securities               9,092        9,092       --            --                 6,093        6,093       --            --
Interest and
 dividends on
 investments              3,806        3,806       --            --                  4,937       4,937       --            --
                   --------------   --------   ---------   --------------    -------------    --------   ---------  --------------
  Total interest
   income                44,664       44,457       --                207           64,134       63,232       --              902

Interest on savings
 deposits                26,003        --         25,316             687           32,586         --        31,676           910
Interest on
 borrowings                 717        --            667              50            3,711         --         3,711         --
                   --------------   --------   ---------   --------------    -------------    --------   ---------  --------------
  Total interest
   expense               26,720        --         25,983             737           36,297         --        35,387           910

Net interest income
 before provision
 for estimated loan
 losses                  17,944       44,457     (25,983)           (530)          27,837       63,232     (35,387)           (8)

Provision for loan
 losses                  13,639        --         13,639         --                14,350         --        13,661           689
                   --------------   --------   ---------   --------------    -------------    --------   ---------  --------------
Net interest income
 after provision
 for estimated loan
 losses                   4,305       44,457     (39,622)           (530)          13,487       63,232     (49,048)         (697)

Non-interest income:
 Gain/(loss) on sale
  of loans and loan
  servicing                 445          445       --            --                   919          919       --            --
                                                                                   (1,158)        --         1,158
 Gain/(loss) on sale
  of mortgage-backed
  securities and
  investment securities     (70)       --             70         --                --            --           --           --
 Loan servicing fees, net   634          634       --            --                   893          893        --           --
 Loan fees                  262          262       --            --                   832          832        --           --
 Gain on sale of
  branches                --           --          --            --                 1,496        1,496        --           --
 Other, net               2,228        2,201       --                 27            2,488        2,448        --              40
                   --------------   --------   ---------   --------------    -------------    --------   ---------  --------------
  Total non-interest
   income                 3,499        3,542          70              27            5,470        6,588       1,158            40

Non-interest expense:
 Compensation and
  related expense         7,682        --          7,594              88           12,160         --        12,064            96
 Premises and
  occupancy               3,292        --          2,994             298            4,251         --         3,930           321
 SAIF insurance
  premium                 1,902        --          1,848              54            2,918         --         2,840            78
 Other general and
  administrative
  expense                 6,345        --          5,896             450            9,677         --         9,077           600
                   --------------   --------   ---------   --------------    -------------    --------   ---------  --------------
  Total general and
   administrative
   expense               19,221        --         18,331             890           29,006         --        27,911         1,095
 Real estate
  operations, net         5,195        --          1,286           3,909           15,743         --        10,506         5,237
 Core deposit
  intangible
  amortization              648        --            603              45              662         --           614            48
                   --------------   --------   ---------   --------------    -------------    --------   ---------  --------------
   Total
    non-interest
    expense              25,064        --         20,220           4,844           45,411         --        39,031         6,380
                   --------------   --------   ---------   --------------    -------------    --------   ---------  --------------
Loss before income
 taxes                  (17,260)      47,999     (59,772)         (5,347)         (26,454)      69,820     (86,921)       (7,037)

Income tax expense
 (benefit)               (2,096)       2,096       --            --                     3         --             3         --
                   --------------   --------   ---------   --------------    -------------    --------   ---------  --------------
Net loss               $(15,164)     $45,903    $(59,772)        $(5,347)        $(26,457)     $69,820    $(86,924)      $(7,037)
                   --------------   --------   ---------   --------------    -------------    --------   ---------  --------------
                   --------------   --------   ---------   --------------    -------------    --------   ---------  --------------

            (c)   Exhibits.

EXHIBIT     DESCRIPTION

  2.1 Asset Purchase and Liability Assumption Agreement dated May 20, 1995 between Glendale Federal Bank, Federal Savings Bank and Union Federal Bank, a federal savings Bank (1) (2)

  2.2 Amendment No. 1 dated June 23, 1995 to Asset Purchase and Liability Assumption Agreement dated May 20, 1995 between Glendale Federal Bank, Federal Savings Bank and Union Federal Bank, a federal savings Bank


- -----------------------
(1) Incorporated by reference to Exhibit No. 2.1 of the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 1995 (Commission File No. 1-9594)

(2) Exhibit 2.1 contains a listing of the schedules to the exhibit document. Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   UnionFed Financial Corporation


Date:  July 21, 1995                By:  /s/ Ronald M. Griffith
                                        ----------------------------------
                                        Ronald M. Griffith,
                                        Senior Vice President, General Counsel,
                                        and Secretary

                                  EXHIBIT INDEX


Exhibit                                                          Sequentially
Number                          Description                      Numbered Page
- ------                          -----------                      -------------

 2.1        Asset Purchase and Liability Assumption
            Agreement dated May 20, 1995 between Glendale
            Federal Bank, Federal Savings Bank and Union
            Federal Bank, a federal savings Bank (1) (2)


 2.2 Amendment No. 1 dated June 23, 1995 to Asset Purchase and Liability Assumption Agreement dated May 20, 1995 between Glendale Federal Bank, Federal Savings Bank and Union Federal Bank, a federal savings Bank


- -----------------------
(1) Incorporated by reference to Exhibit No. 2.1 of the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 1995 (Commission File No. 1-9594)

(2) Exhibit 2.1 contains a listing of the schedules to the exhibit document. Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request.